SPAR Group, Inc. VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 12:00pm, ET, on May 14, 2019

Online
Go to www.envisionreports.com/SGRP or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at www.envisionreports.com/SGRP

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

2019 Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 6.

1. Election of Directors:

Nominee	For	Against	Withhold
01 - Jack W. Partridge	☐	☐	☐
02 - William H. Bartels	☐	☐	☐
03 - Arthur B. Drogue	☐	☐	☐
04 - R. Eric McCarthey	☐	☐	☐
05 - Christiaan M. Olivier	☐	☐	☐
06 - Peter W. Brown	☐	☐	☐
07 - Jeffrey A. Mayer	☐	☐	☐

Proposal	For	Against	Abstain
2. Ratification, on an advisory basis, of the appointment of BDO USA, LLP, as the principal independent registered accounting firm for the Corporation and its subsidiaries for their fiscal year-ending December 31, 2019	☐	☐	☐
3. Approval, on an advisory basis, of the compensation of the named executives and other officers as disclosed in the Corporation's Proxy Statement (i.e., "say on pay")	☐	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
4. Selection, on an advisory basis, of whether the Corporation should request an advisory vote from its stockholders respecting executive compensation every one, two or three years (i.e., "say on frequency")	☐	☐	☐	☐

Proposal	For	Against	Abstain
5. Ratification and approval of the 2019 plan amendment to the 2018 compensation plan.	☐	☐	☐
6. In their discretion, Christiaan M. Olivier and James R. Segreto, acting individually or together, are authorized to consider such other business as may properly come before the 2019 Annual Meeting and to vote either for or against such other business (in whole or in part) as he may determine.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
__ / __ / ____		

031V6E

2019 Annual Meeting Admission Ticket

2019 Annual Meeting of SPAR Group, Inc. Shareholders

May 15, 2019, 9:00am ET
Tampa Airport Marriott
4200 George J. Bean Parkway, Tampa, FL 33607

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SGRP

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

SPAR Group, Inc.

Notice of 2019 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — May 15, 2019

(The undersigned hereby appoints Christiaan M. Olivier and James R. Segreto, acting individually or together, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote all shares of Common Stock of SPAR Group, Inc. (the "Corporation"), held of record by the undersigned as of March 22, 2019, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Corporation to be held at Tampa Airport Marriott, 4200 George J. Bean Parkway, Tampa, FL 33607, beginning at 9:00 a.m., Eastern Time, on Wednesday, May 15, 2019, and at any postponements and adjournments thereof (the "2019 Annual Meeting"), upon the matters stated on the reverse side.

THIS PROXY (WHEN PROPERLY EXECUTED AND DELIVERED) WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN THE PROPOSAL 1, FOR PROPOSALS 2 AND 3, FOR "ONE YEAR" IN PROPOSAL 4, FOR PROPOSAL 5, AND EITHER FOR OR AGAINST ANY OTHER MATTER IN THE DISCRETION OF THE PERSON NAMED AS PROXY. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSON NAMED AS PROXY SHALL HAVE FULL DISCRETION TO VOTE FOR OR AGAINST ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.

The signor hereby revokes all proxies heretofore given by the signor to vote at the 2019 Annual Meeting, including any adjournments thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-6.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items

to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address	Comments — Please print your comments